Summary Prospectus	September 30, 2019

Share class (Symbol): A (WAUAX), A2 (WRTUX), C (WAUCX), FI (WARIX), R (WAURX), I (WAARX), IS (WAASX)

WESTERN ASSET

TOTAL RETURN UNCONSTRAINED FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated September 30, 2019 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated May 31, 2019, are incorporated by reference into this Summary Prospectus.

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926. You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Maximize long-term total return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 32 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 85 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

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Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	4.25[2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.60	0.60	0.60	0.60	0.60	0.60	0.60
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	0.25	0.50	None	None
Other expenses[6]	0.64	0.29	0.16	0.17	0.23	0.13	0.05
Total annual fund operating expenses	1.49	1.14	1.76	1.02	1.33	0.73	0.65
Fees waived and/or expenses reimbursed[7]	(0.39)	–	–	–	–	–	–
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.10	1.14	1.76	1.02	1.33	0.73	0.65

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A or Class A2 shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]

“Other expenses” for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements. For the fiscal year ended May 31, 2019, amounts recaptured totaled 0.01% for Class A, 0.07% for Class A2 shares, 0.05% for Class C, 0.09% for Class FI shares, 0.04% for Class R shares, 0.03% for Class I shares and 0.01% for Class IS shares and these amounts are excluded from “Other expenses”.

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[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses), so that the ratio of total annual fund operating expenses will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.80% for Class C shares, 1.10% for Class FI shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	532	839	1,168	2,097
Class A2 (with or without redemption at end of period)	536	772	1,026	1,752
Class C (with redemption at end of period)	279	555	955	2,075
Class C (without redemption at end of period)	179	555	955	2,075
Class FI (with or without redemption at end of period)	104	324	563	1,247
Class R (with or without redemption at end of period)	135	421	728	1,600
Class I (with or without redemption at end of period)	75	234	407	908
Class IS (with or without redemption at end of period)	66	207	361	808

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal investment strategies

The fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal

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market conditions, the fund will invest at least 50% of its net assets in debt and fixed income securities rated at least in the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the subadvisers). These securities are known as “investment grade securities.” The fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, foreign currency futures, forwards and options, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

In particular, the fund may use certain derivatives, including interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other derivative instruments may also be used to a significant extent from time to time.

The fund may use currency related transactions involving options and futures contracts (sometimes referred to as “futures”), indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

The subadvisers use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the fund may invest, the subadvisers may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the fund’s dollar-weighted average effective duration and prevailing or anticipated market conditions. Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by the fund’s subadvisers, within the range of -3 to 8 years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). Although the fund may invest in debt and fixed income securities of any credit quality, including securities that are in default, under normal market conditions it is expected that the fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least the Baa/BBB categories or their equivalent (as determined by the subadvisers).

In addition, under normal market conditions, at the time of purchase:

●	No more than 50% of the fund’s net assets may be invested in non-U.S. dollar denominated securities.
●	No more than 25% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities.

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●

No more than 25% of the fund’s net assets may be invested in non-U.S. dollar denominated securities that are not investment grade securities. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.”

●	No more than 25% of the fund’s net assets may be invested in securities of non-U.S. issuers that are not investment grade securities.
●

No more than 50% of the fund’s net assets may be invested in a combination of non-U.S. dollar denominated securities, emerging market securities and securities that are not investment grade securities.

●

The fund is permitted to invest in securities issued or guaranteed by the government of the United States or any of the G-7 countries, including their agencies, instrumentalities and political sub-divisions, without limit; however, (i) no more than 10% of the fund’s net assets may be invested in securities issued or guaranteed by a single government that is a non-G-7 country, including its agencies, instrumentalities and sub-divisions; (ii) no more than 10% of the fund’s net assets may be invested in private mortgage-backed and asset-backed securities of a single issuer unless the collateral relating to such securities is credit-independent of the issuer and the security’s credit enhancement is independent of the issuer, in which case no more than 25% of the fund’s net assets may be invested in private mortgage-backed and asset-backed securities of such issuer; and (iii) other than as described above, no more than 5% of the fund’s net assets may be invested in the obligations of any single issuer.

●

The aggregate initial futures margin and options premiums required to establish commodity interest positions will not exceed 5% of the net assets of the fund, after taking into account unrealized profits and unrealized losses on any such positions; provided, however, that if an option is in-the-money at the time of purchase, the amount by which the option is in-the-money may be excluded in computing such 5%.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments.

The fund’s investment strategies and portfolio investments differ from those of many other mutual funds. This approach to investing may make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could

6	Western Asset Total Return Unconstrained Fund

adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset or index, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of

Western Asset Total Return Unconstrained Fund	7

assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Illiquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

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Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.

Risks of Investing in China Interbank Bond Market through Bond Connect. Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the People’s Republic of China (“Bond Connect”). There are distinct operational and regulatory risks inherent in investing in debt instruments traded on the CIBM in addition to the risks typically associated with investments in emerging market countries. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the fund’s investments and returns.

Investment in loans risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Bank loans may not be considered securities and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.

Covenant lite loans risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the fund to greater credit risk associated with the borrower and reduce the fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a

Western Asset Total Return Unconstrained Fund	9

time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.

Market risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Commodities risk. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the value of the fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Investments in commodity-linked instruments may subject the fund to greater volatility than investments in traditional securities or the commodity, commodities or commodity index to which they relate. The value of commodity-linked instruments may be affected, for example, by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and

10	Western Asset Total Return Unconstrained Fund

international economic, political and regulatory developments. The fund’s ability to gain exposure to commodities using derivatives, or other means, may be limited by tax considerations. If the fund has taken a long or short position in a commodity using futures contracts or other derivatives, it might be required to take or make delivery of the underlying commodity under undesirable circumstances. This would cause the fund to incur a number of costs. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the fund focuses its investments in a particular commodity, the fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments.

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks.

Convertible securities risk. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Contingent convertible securities (“CoCos”) risk. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are a form of hybrid security that are intended to either convert into

Western Asset Total Return Unconstrained Fund	11

equity or have their principal written down upon the occurrence of certain triggers. When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

12	Western Asset Total Return Unconstrained Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (06/30/2009): 13.16    Worst Quarter (06/30/2018): (2.55)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2019, was 5.11

Average annual total returns (%)
(for periods ended December 31, 2018)
Class I	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	(2.64)	2.62	6.14
Return after taxes on distributions	(4.08)	1.21	4.78
Return after taxes on distributions and sale of fund shares	(1.56)	1.37	4.29
Other Classes (Return before taxes only)
Class A	(7.20)	1.41	N/A	1.80	04/30/2012
Class A2	(7.34)	N/A	N/A	0.82	05/01/2014
Class C	(4.58)	1.59	N/A	1.73	04/30/2012
Class FI	(3.06)	2.33	5.87
Class R	(3.31)	2.06	N/A	2.21	04/30/2012
Class IS	(2.55)	2.72	6.20
ICE BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes)[1]	2.08	0.86	0.67
Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[2]	0.01	2.52	3.48

Western Asset Total Return Unconstrained Fund	13

[1]

For Class A, Class A2, Class C and Class R shares, for the period from the class’ inception date to December 31, 2018, the average annual total return of the ICE BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index was 0.74%, 0.90%, 0.74% and 0.74%, respectively.

[2]

For Class A, Class A2, Class C and Class R shares, for the period from the class’ inception date to December 31, 2018, the average annual total return of the Bloomberg Barclays U.S. Aggregate Index was 1.99%, 2.07%, 1.99% and 1.99%, respectively.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadvisers: Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”). References to the “subadviser” include each applicable subadviser.

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Mark S. Lindbloom (Portfolio Manager), Julien A. Scholnick (Portfolio Manager), Frederick R. Marki (Portfolio Manager), and John Bellows (Portfolio Manager/Research Analyst). Mr. Leech has been part of the portfolio management team for the fund since 2012. Mr. Lindbloom has been part of the portfolio management team for the fund since 2013. Messrs. Scholnick, Marki, and Bellows have been part of the portfolio management team for the fund since 2018. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

14	Western Asset Total Return Unconstrained Fund

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class A2[1]	Class C2	Class FI3	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/ None[4]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/ None[4]	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	1 million/ None[4,5]	N/A5
SIMPLE IRAs	None/ None	None/ None	None/ None	N/A	N/A	1 million/ None[4]	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	1 million/ None[4,6]	N/A6
Clients of Eligible Financial Intermediaries	None/ None	None/ None	N/A	None/ None	None/ None	None/ None[7]	None/ None[7]
Eligible Investment Programs	None/ None	None/ None	N/A	None/ None	None/ None	None/ None	None/ None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	None/ None	None/ None	None/ None	None/ None	None/ None	None/ None
Other Retirement Plans	None/ None	None/ None	None/ None	N/A	N/A	1 million/ None[4]	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/ None	1 million/ None

[1]	Available to individual investors who hold their shares through a Service Agent that has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares (“A2 Accounts”).
[2]	Class C shares are not available for purchase through LMIS Accounts.
[3]	Class FI shares are not available for purchase through LMIS Accounts.
[4]	Available to investors investing directly with the fund.
[5]

IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[6]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[7]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Western Asset Total Return Unconstrained Fund	15

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

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